The Lamar Companies

                                BULLETIN CONTRACT
                                                         Date 12/10/99
                                                         New     ***
                                                      Renewal
                                        LAMAR ID NO.   301005

Customer Name:R Contest.com             Advertiser:StockMarketContest.com
Street Address: 4982 Peachtree Pkwy,    Cust. A/C #:       Nat'l/Local: N
                Suite 222
Mailing Address:                         Design:
City: Norcross                           Imprint:
State: GA     Zip:  30092                Term: 6 Months;
Telephone: 770.246.1337                  Requested Commencement Date:


No. of Rotations:

                   THIS INFORMATION FOR OFFICE USE ONLY

Billing Start Date: 1/5/2000             Billing End Date: 7/4/2000

Gross Mo. Billing: $8000.00        Commission: 0     Political:   Co-Op:

Prod. Code:           Dept. #2 Nat'l. Contract No.:          Rotary/Perm:

Salesman Code:         Bus Entity:        Bill Code:      Split Billing:

Panel No.   Mkt. Code  Locations   Size of  Reg. III   No.    Price per
                                  Bulletins          Repaints   Month

                       Phoenix      14x48     I11       0     $2000.00

                       Dallas       14x48     I11       0      2000.00

                      Sacramento    14x48     I11       0      2000.00

                       Seattle      14x48     I11       0      2000.00


           THE TERMS ON REVERSE SIDE ARE PART OF THIS CONTRACT.

Advertiser authorizes and instructs The Lamar Companies to paint in a good and workmanlike manner, and to maintain for the terms set forth above, outdoor advertising displays described above or on the attached list.

In consideration thereof, Advertiser agrees to pay The Lamar Companies all contract amounts within 30 (30) days after date of billing.

Advertiser acknowledges and agrees to be bound by the terms and conditions contained on both sides of this contract.

The undersigned representative or agent of Advertiser hereby warrants to The Lamar Companies that he is the President of Advertiser and is authorized to execute this contract on behalf of Advertiser.

Ann Bezet                                R Contest.Com

Salesman                                 Advertiser

Company                                  By: /s/ Michael Dion
                                             Michael Dion

This contract is not binding until accepted by the General Manager of a Lamar Outdoor Advertising Company.
                                         The Lamar Companies
                                         By: /s/
                                             General Manager
                            Agency

The agency representing Advertiser in this contract executes this contract as an agent for a disclosed principal, but hereby expressly agrees to be liable jointly and severally and in solido with Advertiser for the full and faithful performance of Advertiser's obligations hereunder. Agency waives notice of default and consents to all extensions of payment.

AGENCY:                            STREET ADDRESS:
BY:                                MAILING ADDRESS:
                                   CITY:
                                   STATE:            ZIP:

                               The Lamar Companies

                                BULLETIN CONTRACT
                                                         Date 12/10/99
                                                         New     ***
                                                      Renewal
                                        LAMAR ID NO.   301008

Customer Name:R Contest.com             Advertiser:StockMarketContest.com
Street Address: 4982 Peachtree Pkwy,    Cust. A/C #:       Nat'l/Local: N
                Suite 222
Mailing Address:                         Design:
City: Norcross                           Imprint:
State: GA     Zip:  30092                Term: 6 Months;
Telephone: 770.246.1337                  Requested Commencement Date:

No. of Rotations:

                   THIS INFORMATION FOR OFFICE USE ONLY

Billing Start Date: 1/5/2000             Billing End Date: 7/4/2000

Gross Mo. Billing: $12,000.00        Commission: 0     Political:   Co-

Op:

Prod. Code:           Dept. #2 Nat'l. Contract No.:          Rotary/Perm:

Salesman Code:         Bus Entity:        Bill Code:      Split Billing:

Panel No.  Mkt. Code  Locations   Size of    Reg. III    No.    Price per
                                  Bulletins            Repaints  Month

                       Atlanta      14x48      I11       0       $2000.00

                       Houston      14x48      I11       0        2000.00

                     New Orleans    14x48      I11       0        2000.00

                      Chicago       14x48      I11       0        2000.00

                     St. Louis      14x48      I11       0        2000.00

           THE TERMS ON REVERSE SIDE ARE PART OF THIS CONTRACT.

Advertiser authorizes and instructs The Lamar Companies to paint in a good and workmanlike manner, and to maintain for the terms set forth above, outdoor advertising displays described above or on the attached list.

In consideration thereof, Advertiser agrees to pay The Lamar Companies all contract amounts within 30 (30) days after date of billing.

Advertiser acknowledges and agrees to be bound by the terms and conditions contained on both sides of this contract.

The undersigned representative or agent of Advertiser hereby warrants to The Lamar Companies that he is the President of Advertiser and is authorized to execute this contract on behalf of Advertiser.

Ann Bezet                                R Contest.Com

Salesman                                 Advertiser

Company                                  By: /s/ Michael Dion
                                             Michael Dion

This contract is not binding until accepted by the General Manager of a Lamar Outdoor Advertising Company.

                                         The Lamar Companies
                                         By: /s/
                                             General Manager

                                   Agency

The agency representing Advertiser in this contract executes this contract as an agent for a disclosed principal, but hereby expressly agrees to be liable jointly and severally and in solido with Advertiser for the full and faithful performance of Advertiser's obligations hereunder. Agency waives notice of default and consents to all extensions of payment.

AGENCY:                            STREET ADDRESS:
BY:                                MAILING ADDRESS:
                                   CITY:
                                   STATE:            ZIP:

                               The Lamar Companies

                               BULLETIN CONTRACT
                                                         Date 12/10/99
                                                         New     ***
                                                         Renewal
                                        LAMAR ID NO. 301009

Customer Name:R Contest.com             Advertiser:StockMarketContest.com
Street Address: 4982 Peachtree Pkwy,    Cust. A/C #:       Nat'l/Local: N
                Suite 222
Mailing Address:                         Design:
City: Norcross                           Imprint:
State: GA     Zip:  30092                Term: 6 Months;
Telephone: 770.246.1337                  Requested Commencement Date:

No. of Rotations:

                   THIS INFORMATION FOR OFFICE USE ONLY

Billing Start Date: 1/5/2000             Billing End Date: 7/4/2000

Gross Mo. Billing: $2,500.00        Commission: 0     Political:   Co-Op:

Prod. Code:           Dept. #2 Nat'l. Contract No.:          Rotary/Perm:

Salesman Code:         Bus Entity:        Bill Code:      Split Billing:

Panel No. Mkt. Code  Locations   Size of  Reg. III     No.    Price per
                                Bulletins           Repaints    Month

     Five (5) rural highway bulletins.
     Locations to be determined and
     mutually agreed upon.                                     $2500.00


           THE TERMS ON REVERSE SIDE ARE PART OF THIS CONTRACT.

Advertiser authorizes and instructs The Lamar Companies to paint in a good and workmanlike manner, and to maintain for the terms set forth above, outdoor advertising displays described above or on the attached list.

In consideration thereof, Advertiser agrees to pay The Lamar Companies all contract amounts within 30 (30) days after date of billing.

Advertiser acknowledges and agrees to be bound by the terms and conditions contained on both sides of this contract.

The undersigned representative or agent of Advertiser hereby warrants to The Lamar Companies that he is the President of Advertiser and is authorized to execute this contract on behalf of Advertiser.

Ann Bezet                                R Contest.Com

Salesman                                 Advertiser

Company                                  By: /s/ Michael Dion
                                             Michael Dion

This contract is not binding until accepted by the General Manager of a Lamar Outdoor Advertising Company.

                                         The Lamar Companies
                                         By: /s/
                                             General Manager

                                   Agency

The agency representing Advertiser in this contract executes this contract as an agent for a disclosed principal, but hereby expressly agrees to be liable jointly and severally and in solido with Advertiser for the full and faithful performance of Advertiser's obligations hereunder. Agency waives notice of default and consents to all extensions of payment.

AGENCY:                            STREET ADDRESS:
BY:                                MAILING ADDRESS:
                                   CITY:
                                   STATE:            ZIP: